Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
Income Taxes

9. Income Taxes

        The following is a reconciliation of the expected statutory federal income tax provision to the actual income tax provision (in thousands):

	Year ended December 31,
	2011	2012
Expected income tax benefit at federal statutory tax rate	$(2,077)	$(6,021)
State income taxes, net of federal benefit	(320)	(1,019)
Permanent items	277	82
Research credits	(1,096)	(477)
Removal of net operating losses and research and development credits	3,014	6,774
Change in valuation allowance	202	661

Income tax (benefit) expense	$—	$—

        At December 31, 2012, the Company had net deferred tax assets of $1.6 million. Due to uncertainties surrounding the Company's ability to generate future taxable income to realize these assets, a full valuation allowance has been established to offset the net deferred tax asset. Additionally, the future utilization of the Company's net operating loss and research and development credit carryforwards to offset future taxable income may be subject to limitation, pursuant to Internal Revenue Code Sections 382, 383 and other federal and state tax laws as a result of ownership changes and restructurings that have occurred previously or that could occur in the future.

        Under Section 382 of the Internal Revenue Code of 1986, as amended, or the Code, if a corporation undergoes an "ownership change" (generally defined as a greater than 50% change, by value, in its equity ownership over a three year period), the corporation's ability to use its pre-change net operating loss carryforwards and other pre-change tax attributes to offset its post-change income may be limited. The Company has not completed its analysis to determine what, if any, impact the ownership change and restructuring would have on the Company's ability to utilize its net operating loss and research and development credit carryforwards. Until this analysis has been completed, the Company has removed the deferred tax assets for net operating losses of $16.5 million and tax credits of $3.2 million generated through 2012 from its deferred tax asset schedule and has recorded a corresponding decrease to its valuation allowance. When this analysis is finalized, the Company plans to update its unrecognized tax benefits. Due to the existence of the valuation allowance, future changes in the Company's unrecognized tax benefits will not impact the Company's effective tax rate.

        The following table summarizes the significant components of deferred tax assets (in thousands):

	December 31,
	2011	2012
Deferred tax assets:
Depreciation and amortization	$606	$630
Deferred revenue	—	564
Accrued expenses and reserves	329	402

Total deferred tax assets	935	1,596
Valuation allowance	(935)	(1,596)

Net deferred tax assets	$—	$—

        A valuation allowance of $0.9 million and $1.6 million at December 31, 2011 and 2012, respectively, has been recognized to offset the net deferred tax assets as management cannot conclude that realization of such assets is more likely than not. In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. Based on the weight of all available evidence, including the Company's history of losses from inception, management has determined that it is not more likely than not that the net deferred tax assets will be realized.

        As of December 31, 2012, we had federal and California tax net operating loss carryforwards of $41.3 million and $41.8 million, respectively. The federal and California net loss carryfowards will begin to expire in 2027 and 2017, respectively. As of December 31, 2012, we also had federal and California research and development tax credit carryforwards of $1.9 million and $2.0 million, respectively. The federal research and development tax credit carryforwards will begin to expire in 2027. The California research and development tax credit carryforwards are available indefinitely.

        The impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more likely than not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. There were no unrecognized tax benefits recorded by the Company as of the date of adoption. As a result of the implementation, the Company did not recognize an increase in the liability for unrecognized tax benefits. There are no unrecognized tax benefits included in the consolidated balance sheets that would, if recognized, affect the effective tax rate.

        The Company's practice is to recognize interest and/or penalties related to income tax matters as income tax expense. The Company has no accruals for interest or penalties on its accompanying consolidated balance sheets as of December 31, 2011 and 2012, and has not recognized interest and/or penalties in its consolidated statements of operations and comprehensive loss for the year ended December 31, 2012.

        The Company is subject to taxation in the US and California. The Company is subject to tax examination by tax authorities in those jurisdictions for 2008 and forward.